                                                                    EXHIBIT 10.1


           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION

                        DIVISION OF BUSINESS AND FINANCE

                         SECTION A. CONTRACT AMENDMENT

[AHCCCS                                                             Page 1 of 2
LOGO]


1.   AMENDMENT               2.  CONTRACT              3.   EFFECTIVE DATE OF                 4.  PROGRAM:
     NUMBER:                     NO.:                       AMENDMENT:
     20                          YH8-0001-05                JANUARY 1, 2003                       OMC

5.   CONTRACTOR'S NAME AND ADDRESS:

                                                       HEALTH CHOICE OF ARIZONA
                                                       1600 W. BROADWAY, SUITE 260
                                                       TEMPE, ARIZONA  85282

6.       PURPOSE OF AMENDMENT: TO AMEND SECTION B, CAPITATION RATES TO INCLUDE CAPITATION RATES FOR THE HIFA
         PARENTS POPULATION, EFFECTIVE JANUARY 1, 2003.

7.       THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

A.       CAPITATION RATES:  The rates on page 2 of this amendment will be paid to Contractors for HIFA parents enrolled with contractors on or after January 1, 2003.

         NOTE: PLEASE SIGN AND DATE BOTH AND THEN RETURN ONE TO:       MICHAEL VEIT, MD 5700
                                                                       AHCCCS CONTRACTS AND PURCHASING
                                                                       701 E JEFFERSON STREET
                                                                       PHOENIX, AZ  85034

8.       EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED
         AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

         IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9.       SIGNATURE OF AUTHORIZED                       10.     SIGNATURE OF AHCCCSA CONTRACTING
         REPRESENTATIVE:                                       OFFICER:

        /s/ Carolyn Rose                                       /s/ Michael Veit

TYPED NAME:

        CAROLYN ROSE                                           MICHAEL VEIT

TITLE:
        CHIEF EXECUTIVE OFFICER                                CONTRACTS & PURCHASING ADMINISTRATOR

DATE:   12/13/02                                               NOV 29, 2002

                  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                     CAPITATION RATE SUMMARY - ACUTE RATES
                             HEALTH CHOICE ARIZONA
                          CYE '03 (EFFECTIVE 1/01/03)


                              HIFA            HIFA            HIFA
HIFA RATES:                 14-44, F        14-44, M       45 +, M/F
                            --------        --------       ---------

   10  Pima                 $155.59         $111.06        $297.58
   12  Maricopa             $142.29         $112.59        $309.50


* Rates have been adjusted for $35,000 Reinsurance Deductible